American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2020

Real Estate - Schedule of Investments
JANUARY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.5%
Data Centers — 11.7%
CyrusOne, Inc.	195,845	11,917,168
Digital Realty Trust, Inc.	249,923	30,738,030
Equinix, Inc.	114,219	67,358,371
QTS Realty Trust, Inc., Class A	143,963	8,188,615
		118,202,184
Diversified — 4.9%
American Assets Trust, Inc.	349,010	15,900,896
CBRE Group, Inc., Class A(1)	171,807	10,488,817
JBG SMITH Properties	251,487	10,197,798
PennyMac Mortgage Investment Trust	551,469	12,821,654
		49,409,165
Health Care — 9.3%
Healthpeak Properties, Inc.	1,121,919	40,377,865
Omega Healthcare Investors, Inc.	358,000	15,018,100
Welltower, Inc.	448,204	38,057,002
		93,452,967
Industrial — 15.4%
Americold Realty Trust	630,688	21,739,815
Prologis, Inc.	883,188	82,030,501
Rexford Industrial Realty, Inc.	743,711	35,839,433
Terreno Realty Corp.	269,775	15,447,317
		155,057,066
Lodging/Resorts — 2.6%
Host Hotels & Resorts, Inc.	411,953	6,731,312
Ryman Hospitality Properties, Inc.	223,177	18,976,740
		25,708,052
Office — 15.6%
Alexandria Real Estate Equities, Inc.	190,486	31,087,315
Boston Properties, Inc.	234,560	33,624,176
Cousins Properties, Inc.	598,087	24,479,701
Hudson Pacific Properties, Inc.	605,676	22,010,266
Kilroy Realty Corp.	262,643	21,686,432
Piedmont Office Realty Trust, Inc., Class A	340,625	7,899,094
SL Green Realty Corp.	180,418	16,605,673
		157,392,657
Residential — 19.3%
Camden Property Trust	360,828	40,567,892
Equity Residential	603,164	50,110,865
Invitation Homes, Inc.	1,188,981	37,417,232
Sun Communities, Inc.	194,265	31,503,955
UDR, Inc.	725,186	34,743,662
		194,343,606

Retail — 10.0%
Agree Realty Corp.	303,217	23,023,267
Brixmor Property Group, Inc.	936,868	18,699,885
Essential Properties Realty Trust, Inc.	848,383	23,423,854
Spirit Realty Capital, Inc.	305,928	16,146,880
STORE Capital Corp.	479,815	18,832,739
		100,126,625
Self Storage — 3.0%
Extra Space Storage, Inc.	275,057	30,443,309
Specialty — 7.7%
American Tower Corp.	22,185	5,141,152
Gaming and Leisure Properties, Inc.	329,823	15,585,786
SBA Communications Corp.	20,956	5,229,779
VICI Properties, Inc.	1,101,508	29,520,415
Weyerhaeuser Co.	761,716	22,051,678
		77,528,810
TOTAL COMMON STOCKS (Cost $747,548,417)		1,001,664,441
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 7.875%, 2/15/21 - 2/15/49, valued at $4,671,445), in a joint trading account at 1.35%, dated 1/31/20, due 2/3/20 (Delivery value $4,573,514)		4,573,000
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $251,838), at 0.65%, dated 1/31/20, due 2/3/20 (Delivery value $244,013)		244,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,320	2,320
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,819,320)		4,819,320
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $752,367,737)		1,006,483,761
OTHER ASSETS AND LIABILITIES†		(142,069)
TOTAL NET ASSETS — 100.0%		$1,006,341,692

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	1,001,664,441	—	—
Temporary Cash Investments	2,320	4,817,000	—
	1,001,666,761	4,817,000	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.